EXHIBIT 2







                                                   November 12, 1997

 MERRILL LYNCH & CO.
 Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
 SALOMON BROTHERS INC.
 BEAR, STEARNS & CO. INC.
 GOLDMAN, SACHS & CO.
 MERRILL LYNCH INTERNATIONAL
 SALOMON BROTHERS INTERNATIONAL LIMITED
 BEAR, STEARNS INTERNATIONAL LIMITED
 GOLDMAN SACHS INTERNATIONAL
      as Representatives of the several
      Underwriters to be named in the
      within-mentioned Purchase Agreements
 North Tower
 World Financial Center
 New York, New York  10281

          Re:  Proposed Public Offering by Teligent, Inc.
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 Dear Sirs:

     The undersigned, understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Salomon Brothers Inc, Bear, Stearns & Co., Inc. and Goldman, Sachs & Co. Propose to enter into a U.S. Purchase Agreement and Merrill Lynch International, Salomon Brothers International Limited, Bear, Stearns International Limited and Goldman Sachs International propose to enter into an International Purchase Agreement (together, the "Purchase Agreements") with Teligent, Inc., a Delaware corporation (the "Company") providing for the public offering of shares (the "Securities") of the Company's Class A Common Stock, par value $.01 per share.

     In recognition of the benefit that such an offering will confer upon the undersigned and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreements that, during a period of 180 days from the date of the Purchase Agreements, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of common stock of the Company or any securities convertible into or exchangeable or exercisable for common stock of the Company, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any common stock of the Company, whether such swap or transaction is to be settled by delivery of common stock of the Company or other securities, in cash or otherwise; provided, however, that the undersigned may without such consent (i) exercise any outstanding stock options granted pursuant to employment agreements or employee benefit plans of the Company referred to in the Prospectuses (as defined in the Purchase Agreements) so long as the undersigned agrees to be bound by this Agreement with respect to shares of common stock issues upon such exercise, (ii) make bona fide gifts of shares of common stock of the Company so long as the transferee agrees to be bound by this Agreement with respect to such shares and (iii) make a bona fide pledge or pledges of shares of common stock of the Company, provided the pledgee agrees in writing to be bound by this Agreement upon becoming entitled to obtain ownership of such shares pursuant to any seizure or foreclosure with respect to such pledged shares.

                             Very truly yours,

                             Signature:   /s/  Lynn Forester
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                             Print Name:  Lynn Forester
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